                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  April 6, 2000

                         WORLDPORT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                000-25015         84-1127336
     ------------------------------------------------------------------
     (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)

  1825 Barrett Lakes Blvd., Suite 100, Kennesaw, Georgia            30144
  --------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip code)

      Registrant's telephone number including area code:   (770) 792-8735

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On April 6, 2000, WorldPort Communications, Inc. issued a press release regarding its plans to pursue a new business strategy focused on the European complex Web hosting market. This press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

     On April 10, 2000, WorldPort Communications, Inc. issued a press release regarding the appointment of James L. Martin as its chief technology officer and Letitia Bonthron as its corporate controller. This press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of the Business Acquired.
             Not Applicable.

     (b)  Pro Forma Financial Information.
             Not Applicable.

     (c)  Exhibits.
             99.1  Press Release, dated April 6, 2000.
             99.2  Press Release, dated April 10, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WORLDPORT COMMUNICATIONS, INC.


                                    /s/ John T. Hanson
                                    ----------------------------------------
                                    Name: John T. Hanson
                                    Title: Chief Financial Officer

Dated: April 12, 2000